                                                                   Exhibit 10.17

                      FIRST AMENDMENT TO LEASE AGREEMENT


          THIS FIRST AMENDMENT TO LEASE AGREEMENT ("Amendment") is made and
                                                    ---------
executed as of December 21, 2000 by and between CP GAL PLAINFIELD, LLC ("Landlord"), a Delaware limited liability company, with an address c/o
  --------
W.P. Carey & Co. LLC, 50 Rockefeller Plaza, 2/nd/ Floor, New York, New York 10022 and GALYAN'S TRADING COMPANY, INC., an Indiana corporation ("Tenant"),
                                                                   ------
with an address at 2437 East Main Street, Plainfield, Indiana 46168.

                                  WITNESSETH:

          WHEREAS, pursuant to the terms of a certain Lease Agreement made as of August 31, 1999 ("Lease"), Landlord leased to Tenant and Tenant leased from
                   -----
Landlord certain property situate in Plainfield, Indiana (the "Leased
                                                               ------
Premises"); and
--------

          WHEREAS, the parties wish to amend and modify the terms of the Lease as set forth herein.

          NOW, THEREFORE, incorporating the recitals hereinabove set forth by reference and intending to be legally bound hereby, and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto covenant and agree as follows:

          1.   Capitalized Terms. Any capitalized terms used herein and not
               -----------------
otherwise defined herein shall have the respective meanings assigned thereto in the Lease.

          2.   Paragraph 5 - Term. The phrase beginning with "the date that..."
               ------------------
in the third (3/rd/) line of Subparagraph 5(a) of the Lease through the end of the second full sentence therein is hereby deleted and in lieu thereof, substituted with the date "December 31, 2020".

          3.   Exhibits B, C and D. Exhibits B, C and D of the Lease are hereby
               -------------------
deleted in their entirety and substituted with Exhibits B, C and D attached hereto.

          4.   Amendment. Except as expressly set forth herein, nothing herein
               ---------
is intended to or shall be deemed to modify or amend any of the other terms or provisions of the Lease. Except as specifically amended herein, the terms and conditions of the Lease shall remain in full force and effect.

          5.   Counterparts. This Amendment may be executed by the parties
               ------------
hereto on any number of separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.

          6.   Entire Agreement; Modification. This Amendment and the Lease
               ------------------------------
together contain the entire understanding between the parties hereto and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein or therein contained and hereinafter made shall have no force and effect unless in writing, and executed by the party or parties making such representations, warranties or guarantees. Neither this Amendment nor the Lease nor any portion or provisions hereof or thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

     IN WITNESS WHEREOF, the Parties hereto intending to be legally bound and to so bind their respective representatives, successors and assigns, set their hands and seals the day and year first above written.

                                   CP GAL PLAINFIELD, LLC,
                                   a Delaware limited liability company

                                   By:

                                        By: /s/ Edward V. LaPuma
                                           -------------------------------
                                        Name:   Edward V. LaPuma
                                        Title:  Executive Director


                                   GALYAN'S TRADING COMPANY, INC.,
                                   an Indiana corporation

                                   By: /s/ Robert A. Stout
                                      -------------------------------
                                   Name:   Robert A. Stout
                                   Title:  Treasurer

                                   EXHIBIT B
                                   ---------

                                 RENT SCHEDULE

        [Rent to be increased by $431,300/year based upon contribution of $3,600,000 of Construction Cost by Landlord]

                                   EXHIBIT C
                                   ---------

                                PURCHASE PRICE

         [Each entry to be multiplied by 1.59 to reflect increase from
                        Construction Cost of $3,600,000]

                                   EXHIBIT D
                                  ----------

                           LANDLORD'S NOTICE ADDRESS


c/o W.P. Carey & Co., LLC
50 Rockefeller Plaza, 2/nd/ Floor
New York, New York 10020

with a copy to:

ReedSmith LLP
2500 One Liberty Place
Philadelphia, PA 19103
Attn: Chairman, Real Estate Department

                               CONSENT BY LENDER

     GMAC COMMERCIAL MORTGAGE CORPORATION, the holder of the mortgage covering the property described in the Lease (as that term is defined in the foregoing First Amendment to Lease Agreement), hereby consents to the foregoing First Amendment to Lease Agreement.

                                       GMAC COMMERCIAL MORTGAGE
                                       CORPORATION


                                       BY:__________________________
                                       Name:
                                       Title:
Dated: December____, 2000